Exhibit 99.77Q3

EX-99.77Q3
exhibit77q3.txt
EXHIBIT 99.77Q3 - ADDITIONAL INFORMATION

Exhibit 99.77Q3

Registrant Name: American Century Investment Trust
File Number 811-04165
Registrant CIK Number: 0000757928

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15,72DD, 73A, 74U and 77V.
The complete answers are as follows:

Item 15
Custodian:                                         Sub-Custodian:
J.P. Morgan Chase & Company                        See Attachment A

                              Attachment A

a.Foreign Subcustodians:

Country                                           Foreign Subcustodian

ARGENTINA                HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                         Florida 201, 7th Floor                          Buenos Aires
                         1005 Buenos Aires
                         ARGENTINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                JPMorgan Chase Bank N.A.                        Australia and New Zealand Banking Group Ltd.
                         Level 37                                        Melbourne
                         AAP Center 259, George Street
                         Sydney NSW 2000
                         AUSTRALIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                  UniCredit Bank Austria AG                       J.P. Morgan AG
                         Julius Tandler Platz - 3                        Frankfurt
                         A-1090 Vienna
                         AUSTRIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                  HSBC Bank Middle East Limited                   National Bank of Bahrain
                         1st Floor, Building No 2505, Road No 2832       Manama
                         Al Seef 428
                         BAHRAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH               Standard Chartered Bank                         Standard Chartered Bank
                         18-20 Motijheel C.A                             Dhaka
                         Box 536
                         Dhaka-1000
                         BANGLADESH
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                  Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                         Rokin 55                                        Frankfurt
                         1012KK Amsterdam
                         THE NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                  The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                         6 Front Street                                  Hamilton
                         Hamilton HMDX
                         BERMUDA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                 Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                         Barclays House, Khama Crescent                  Gaborone
                         Gaborone
                         BOTSWANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                   HSBC Bank Brasil S.A. Banco Multiplo            HSBC Bank Brasil S.A. Banco Multiplo
                         Avenida Brigadeiro Faria Lima 3064, 2nd Floor   Sao Paulo
                         Sao Paulo, SP 01451-000
                         BRAZIL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                 ING Bank N.V.                                   ING Bank N.V.
                         Sofia Branch                                    Sofia
                         12 Emil Bersinski Street
                         Ivan Vazov Region
                         1408 Sofia
                         BULGARIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                   Canadian Imperial Bank of Commerce              Royal Bank of Canada
                         Commerce Court West                             Toronto
                         Security Level
                         Toronto, Ontario M5L 1G9
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Royal Bank of Canada                            Royal Bank of Canada
                         200 Bay Street, Suite 1500                      Toronto
                         15th Floor
                         Royal Bank Plaza, North Tower
                         Toronto Ontario M5J 2J5
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                    Banco de Chile                                  Banco de Chile
                         Av. Andres Bello 2687 5th Floor                 Santiago
                         Las Condes
                         Santiago
                         CHILE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI         HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                         35/F, HSBC Tower                                New York (for B-Share Market)
                         1000 Lujiazui Ring Road
                         Pudong                                          The Hongkong and Shanghai Banking
                         Shanghai 200120                                 Corporation Limited
                         THE PEOPLE'S REPUBLIC OF CHINA                  Shanghai (for A-Share Market)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN         HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                         35/F, HSBC Tower                                New York (for B-Share Market)
                         1000 Lujiazui Ring Road
                         Pudong                                          The Hongkong and Shanghai Banking
                         Shanghai 200120                                 Corporation Limited
                         THE PEOPLE'S REPUBLIC OF CHINA                  Shanghai (for A-Share Market)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                 Santander Investment Trust Colombia S.A.        Santander Investment Trust Colombia S.A.
                         Calle 12, No. 7-32, Piso 3                      Bogota
                         Bogota
                         COLOMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                  Privredna banka Zagreb d.d.                     Zagrebacka Banka d.d.
                         Savska c.28                                     Zagreb
                         10000 Zagreb
                         CROATIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                   Marfin Popular Bank Public Company Ltd.         Marfin Popular Bank Public Company Ltd.
                         154 Limassol Avenue                             Nicosia
                         P.O. Box 22032
                         CY-1598 Nicosia
                         CYPRUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC           UniCredit Bank Czech Republic a.s.              Ceskoslovenska obchodni banka,a.s.
                         Revolucni 7                                     Prague
                         110 05 Prague 1
                         CZECH REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                  Danske Bank A/S                                 Nordea Bank Danmark A/S
                         2-12 Holmens Kanal                              Copenhagen
                         DK 1092 Copenhagen K
                         DENMARK
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                    Citibank, N.A.                                  Citibank, N.A.
                         4 Ahmed Pasha Street                            Cairo
                         Garden City
                         Cairo
                         EGYPT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                  Hansabank                                       SEB Esti Uhispank
                         Liivalaia 8                                     Tallinn
                         EE0001 Tallinn
                         ESTONIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                  Nordea Bank Finland Plc                         J.P. Morgan AG
                         Aleksis Kiven katu 3-5                          Frankfurt
                         FIN-00020 NORDEA Helsinki
                         FINLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                   BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         Ref 256                                         Frankfurt
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Societe Generale                                J.P. Morgan AG
                         50 Boulevard Haussman                           Frankfurt
                         75009 Paris
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                  Deutsche Bank AG                                J.P. Morgan AG
                         Alfred-Herrhausen-Allee 16-24                   Frankfurt
                         D-65760 Eschborn
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         J.P. Morgan AG                                  J.P. Morgan AG
                         Junghofstrasse 14                               Frankfurt
                         60311 Frankfurt am Main
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                    Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                         Barclays House, High Street                     Accra
                         Accra
                         GHANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                   HSBC Bank plc                                   J.P. Morgan AG
                         Messogion 109-111                               Frankfurt
                         11526 Athens
                         GREECE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                         Corporation Limited                             Hong Kong
                         36th Floor, Sun Hung Kai Centre
                         30 Harbour Road
                         Wan Chai
                         HONG KONG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                  Deutsche Bank Zrt.                              ING Bank N.V.
                         Hold utca 27                                    Budapest
                         H-1054 Budapest
                         HUNGARY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*ICELAND*                Nyi Glitnir banki hf.                           Nyi Glitnir banki hf.
                         Kirkjusandur 2                                  Reykjavik
                         155 Reykjavik
                         ICELAND
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                    The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         2nd floor, "Shiv"                               Mumbai
                         Plot No 139-140B
                         Western Express Highway
                         Sahar Road Junction
                         Vile Parle-E
                         Worli Mumbai 400 057
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         23-25 Mahatma Ghandi Road                       Mumbai
                         Mumbai 400 001
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                Deutsche Bank AG                                Deutsche Bank AG
                         Deutsche Bank Building                          Jakarta
                         80 Jl. Inman Bonjol
                         Jakarta 10310
                         INDONESIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                  Bank of Ireland                                 J.P. Morgan AG
                         New Century House                               Frankfurt
                         Mayor Street Lower
                         International Financial Services Centre
                         Dublin 1
                         IRELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                   Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                         35, Yehuda Halevi Street                        Tel Aviv
                         61000 Tel Aviv
                         ISRAEL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                    Intesa Sanpaolo S.p.A.                          J.P. Morgan AG
                         6, Piazza della Scala                           Frankfurt
                         20121 Milan
                         ITALY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*IVORY COAST*            Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                         5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                         Abidjan 01
                         IVORY COAST
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*JAMAICA*                FirstCaribbean International Securities         FirstCaribbean International Securities
                         Limited                                         Limited
                         23-27 Knutsford Blvd.                           Kingston
                         Kingston 10
                         JAMAICA
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                    Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank, N.A.
                         6-7 Nihonbashi-Kabutocho                        Tokyo
                         Chuo-Ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         The Bank of Tokyo-Mitsubishi UFJ, Limited       JPMorgan Chase Bank, N.A.
                         3-2 Nihombashi Hongkucho 1-chome                Tokyo
                         Chuo-ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         1st Floor                                       Western Amman
                         5th Circle
                         Western Amman
                         JORDAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN               SB HSBC Bank Kazakhstan JSC                     SB HSBC Bank Kazakhstan JSC
                         43 Dostyk Avenue                                Almaty
                         Almaty 050010
                         KAZAKHSTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                    Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                         c/o Barclaytrust Investment Services &          Nairobi
                         Limited
                         Mezzanine 3, Barclays Plaza, Loita Street
                         Nairobi
                         KENYA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KUWAIT                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         G/1/2 Floors                                    Safat
                         Kharafi Tower, Qibla Area
                         Osama Bin Munkez Street
                         Safat 13017
                         KUWAIT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                   Hansabanka                                      Hansabanka
                         Balasta dambis 1a                               Riga
                         Riga, LV-1048
                         LATVIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                  HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                         HSBC Main Building                              New York
                         Riad El Solh, P.O. Box 11-1380
                         1107-2080 Beirut
                         LEBANON
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                AB SEB Bankas                                   AB SEB Bankas
                         12 Gedimino pr.                                 Vilnius
                         LT 2600 Vilnius
                         LITHUANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG               Fortis Banque Luxembourg S.A.                   J.P. Morgan AG
                         50 Avenue J.F. Kennedy                          Frankfurt
                         L-2951
                         LUXEMBOURG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                 HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                         2 Leboh Ampang                                  Kuala Lumpur
                         50100 Kuala Lumpur
                         MALAYSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                    HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                         233 Republic Street                             Valletta
                         Valletta VLT 05
                         MALTA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         HSBC Centre                                     Port Louis
                         18 Cybercity
                         Ebene
                         MAURITIUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                   Banco Nacional de Mexico, S.A.                  Banco Santander, S.A.
                         Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                         Colonia Santa Fe
                         01210 Mexico, D.F.
                         MEXICO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                  Societe Generale Marocaine de Banques           Attijariwafa Bank S.A.
                         55 Boulevard Abdelmoumen                        Casablanca
                         Casablanca 20100
                         MOROCCO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                  Standard Bank Namibia Limited                   The Standard Bank of South Africa Limited
                         Mutual Platz                                    Johannesburg
                         Cnr. Stroebel and Post Streets
                         P.O.Box 3327
                         Windhoek
                         NAMIBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS              KAS Bank N.V.                                   J.P. Morgan AG
                         Spuistraat 172                                  Frankfurt
                         1012 VT Amsterdam
                         NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND              National Australia Bank Limited                 Westpac Banking Corporation
                         National Nominees Limited                       Wellington
                         Level 2 BNZ Tower
                         125 Queen Street
                         Auckland
                         NEW ZEALAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NIGERIA                  Stanbic IBTC Bank Plc                           The Standard Bank of South Africa Limited
                         IBTC place                                      Johannesburg
                         Walter carrington Crescent
                         Victoria Island
                         Lagos
                         NIGERIA
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                   Nordea Bank Norge ASA                           Nordea Bank Norge ASA
                         Essendropsgate 7                                Oslo
                         P.O. Box 1166
                         NO-0107 Oslo
                         NORWAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                     HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         Bait Al Falaj Main Office                       Ruwi
                         Ruwi PC 112
                         OMAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                 Standard Chartered Bank (Pakistan) Limited      Standard Chartered Bank (Pakistan) Limited
                         P.O. Box 4896                                   Karachi
                         Ismail Ibrahim Chundrigar Road
                         Karachi 74000
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PANAMA                   HSBC Bank (Panama) S.A.                         HSBC Bank (Panama) S.A.
                         Plaza HSBC Building, 9th Floor                  Panama City
                         Aquilino de la Guardia Street and 47th Street
                         Panama City
                         PANAMA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                     Citibank del Peru S.A.                          Banco de Credito del Peru
                         Av Canaval y Moreryra 480 Piso 4                Lima
                         San Isidro, Lima 27
                         PERU
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         12/F, The Enterprise Center, Tower 1            Manila
                         6766 Ayala Avenue Corner Paseo de Roxas
                         Makati City, Manila 1226
                         PHILIPPINES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                   Bank Handlowy w. Warszawie S.A.                 BRE Bank S.A.
                         ul. Senatorska 16                               Warsaw
                         00-923 Warsaw 55
                         POLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                 Banco Espirito Santo, S.A                       J.P. Morgan AG
                         7th floor                                       Frankfurt
                         Rua Castilho, 26
                         1250-069 Lisbon
                         PORTUGAL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
QATAR                    HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         810 Abdulla Bin Jassim Street                   Doha
                         P.O. Box 57
                         Doha
                         QATAR
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                  ING Bank N.V.                                   ING Bank N.V.
                         13-15 Kiseleff Avenue                           Bucharest
                         011342 Bucharest 1
                         ROMANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                 J.P. Morgan Bank International                  JPMorgan Chase Bank, N.A.
                         (Limited Liability Company)                     New York
                         Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD NOSTRO
                         Paveletskaya Square                             Account)
                         113054 Moscow
                         RUSSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank, N.A.
                         (Closed Joint Stock Company)                    New York
                         36 krasnoproletarskaya ulitsa                   A/C JPMorgan Chase Bank London (USD NOSTRO
                         127473 Moscow                                   Account)
                         RUSSIA
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SAUDI ARABIA             SAAB Securities Limited                         SAAB Securities Limited
                         3/F HSBC Building                               Riyadh
                         North Olaya road, Al-Murooj District
                         Riyadh 11413
                         SAUDI ARABIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SERBIA                   UniCredit Bank Srbija a.d.                      UniCredit Bank Srbija a.d.
                         Rajiceva 27-29                                  Belgrade
                         11000 Belgrade
                         SERBIA AND MONTENEGRO
------------------------ ------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                DBS Bank Ltd.                                   Oversea-Chinese Banking Corporation
                         180 Clemenceau Avenue #03-01                    Singapore
                         Haw Par Centre
                         239922
                         SINGAPORE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC          UniCredit Bank Slovakia a.s.                    Vseobecna uverova banka, a.s
                         Sancova 1/A                                     Bratislava
                         SK-813 33 Bratislava
                         SLOVAK REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                 UniCredit Banka Slovenija d.d.                  J.P. Morgan AG
                         Smartinska 140                                  Frankfurt
                         SI-1000 Ljubljana
                         SLOVENIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA             FirstRand Bank Limited                          The Standard Bank of South Africa Limited
                         1 Mezzanine Floor, 3 First Place, Bank City     Johannesburg
                         Cnr Simmonds and Jeppe Streets
                         Johannesburg 2001
                         SOUTH AFRICA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA              Standard Chartered First Bank Korea Limited     Standard Chartered First Bank Korea Limited
                         100 KongPyung-dong ChongRo-Gu                   Seoul
                         Seoul 110-702
                         SOUTH KOREA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                    Santander Investment, S.A.                      J.P. Morgan AG
                         Ciudad Grupo Santander                          Frankfurt
                         Avenida de Cantabria, s/n
                         Edificio Ecinar, planta baja
                         Boadilla del Monte
                         28660 Madrid
                         SPAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         24 Sir Baron Jayatillaka Mawatha                Colombo
                         Colombo 1
                         SRI LANKA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                   Skandinaviska Enskilda Banken AB (publ)         Svenska Handelsbanken
                         Sergels Torg 2                                  Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND              UBS AG                                          UBS AG
                         45 Bahnhofstrasse                               Zurich
                         8021 Zurich
                         SWITZERLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                   JPMorgan Chase Bank                             JPMorgan Chase Bank, N.A.
                         8th Floor, Cathay Xin Yi Trading Building       Taipei
                         No. 108, Section 5, Hsin  Yi Road
                         Taipei 110
                         TAIWAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                 Standard Chartered Bank (Thai) Public Company   Standard Chartered Bank (Thai) Public Company
                         Limited                                         Limited
                         14th Floor, Zone B                              Bangkok
                         Sathorn Nakorn Tower
                         100 North Sathorn Road Bangrak
                         Bangkok 10500
                         THAILAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                  Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                         70-72 Avenue Habib Bourguiba                    Tunis
                         P.O. Box 520
                         1080 Tunis Cedex
                         TUNISIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                   Citibank A.S.                                   JPMorgan Chase Bank, N.A.
                         Turkiye Main Branch                             Istanbul
                         Buyukdere Cad. No:100
                         80280 Esentepe
                         Istanbul
                         TURKEY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                ING Bank Ukraine                                JPMorgan Chase Bank, N.A.
                         30-A Spaska Street                              New York
                         04070 Kiev                                      A/C JPMorgan Chase Bank London (USD NOSTRO
                         UKRAINE                                         Account)
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. - ADX             HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         Level 4, Precinct Building 4, Unit 5            Abu Dhabi
                         Gate District
                         P.O. Box 506553
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. - DFM             HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         Level 4, Precinct Building 4, Unit 5            Abu Dhabi
                         Gate District
                         P.O. Box 506553
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. - NASDAQ Dubai    HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                         Level 4, Precinct Building 4, Unit 5            New York
                         Gate District                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                         P.O. Box 506553                                 Account)
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                     JPMorgan Chase Bank, N.A.                       JPMorgan Chase Bank, N.A.
                         1 Tallis Street                                 London
                         London EC4Y 5AJ
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Deutsche Bank AG                                Varies by currency
                         The Depository and Clearing Centre
                         Lower Ground Floor
                         27 Leadenhall Street
                         London EC3A 1AA
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                  Banco Itau Uruguay S.A.                         Banco Itau Uruguay S.A.
                         Zabala 1463                                     Montevideo.
                         Montevideo
                         URUGUAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                   JPMorgan Chase Bank                             JPMorgan Chase Bank, N.A.
                         4 New York Plaza                                New York
                         New York
                         NY 10004
                         U.S.A.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                Citibank, N.A.                                  Citibank, N.A.
                         Centro Comercial El Recreo                      Caracas
                         Torre Norte, Piso 20
                         Avda. Casanora, Sabana Grande
                         Caracas 1050 D.C.
                         VENEZUELA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         The Metropolitan, 235 dong Khoi Street          Ho Chi Minh City
                         District 1
                         Ho Chi Minh City
                         VIETNAM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                   Barclays Bank of Zambia Plc                     Barclays Bank of Zambia Plc
                         Elunda Park, Plot 4644                          Lusaka
                         Lusaka
                         ZAMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*ZIMBABWE*               Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                         Corporate centre                                Harare
                         1st Floor, Eastern Wing
                         Birmingham Road, Cnr. Paisley Road
                         Harare
                         ZIMBABWE
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*

Item 48

Series 3

Investor, A, B, C and R Class
0.707% of first $1   billion
0.655% of next $1   billion
0.625% of next $3   billion
0.605% of next $5   billion
0.592% of next $15 billion
0.590% of next $25 billion
0.590% over     $50 billion

Institutional
0.507% of first $1   billion
0.455% of next $1   billion
0.425% of next $3   billion
0.405% of next $5   billion
0.392% of next $15 billion
0.390% of next $25 billion
0.390% over     $50 billion

Series 4

Investor, A, B, C,and R Class
0.957% of first $1 billion
0.905% of next $1 billion
0.875% of next $3 billion
0.855% of next $5 billion
0.842% of next $15 billion
0.840% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.840% over $50 billion

Institutional
0.757% of first $1 billion
0.705% of next $1 billion
0.675% of next $3 billion
0.655% of next $5 billion
0.642% of next $15 billion
0.640% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.640% over $50 billion

Series 5

Investor, A, B, C,and R Class
0.677% of first $1 billion
0.625% of next $1 billion
0.595% of next $3 billion
0.575% of next $5 billion
0.562% of next $15 billion
0.560% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.559% over $50 billion

Institutional
0.477% of first $1 billion
0.425% of next $1 billion
0.395% of next $3 billion
0.375% of next $5 billion
0.362% of next $15 billion
0.360% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.359% over $50 billion

Series 9

Investor, A, B, C,and R Class
0.757% of first $1 billion
0.705% of next $1 billion
0.675% of next $3 billion
0.655% of next $5 billion
0.642% of next $15 billion
0.6400% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.640% over $50 billion

Institutional
0.557% of first $1 billion
0.505% of next $1 billion
0.475% of next $3 billion
0.455% of next $5 billion
0.442% of next $15 billion
0.440% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.440% over $50 billion

Series 10

Investor, A, B, C,and R Class
0.707% of first $1 billion
0.655% of next $1 billion
0.625% of next $3 billion
0.605% of next $5 billion
0.592% of next $15 billion
0.590% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.589% over $50 billion

Institutional
0.507% of first $1 billion
0.455% of next $1 billion
0.425% of next $3 billion
0.405% of next $5 billion
0.392% of next $15 billion
0.3900% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.389% over $50 billion

For period ending  03/31/2009
Series Number:  1

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
             Investor Class    57,624
            2. Dividends for a second class of open-end company shares (000's omitted)

         A Class             3,191
         B Class                19
         C Class                53

73A.     Payments per share outstanding during the entire current period:
1
         Dividends from net investment income
          Investor Class      $0.02170
2.       Dividends for a second class of open-end company shares
         A Class              $0.01921
         B Class              $0.01187
         C Class              $0.01430

74U.     1. Number of shares outstanding (000's omitted)
            Investor Class    2,770,407
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
            A Class             181,402
            B Class               3,189
            C Class               5,603

77V.     1. Net asset value per share (to nearest cent)
            Investor Class $1.00
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

           A Class         $1.00
           B Class         $1.00
           C Class         $1.00

For the period ending 03/31/2009
Series 3

72DD.       1. Total income dividends for which record date passed during the period. (000's omitted)
            Investor Class       26,269
            Institutional Class   9,427
               2. Dividends for a second class of open-end company shares        (000's omitted)

            A Class              4,306
            B Class                 74
            C Class                610
            R Class                 21

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class         6,771
          Institutional Class    2,441
         2. Dividends for a second class of open-end company shares

            A Class              1,868
            B Class                 25
            C Class                296
            R Class                  2

73A.     Payments per share outstanding during the entire current period:
1
         Dividends from net investment income
         Investor Class             $ 0.4639
         Institutional Class        $ 0.4842
2.       Dividends for a second class of open-end company shares

         A Class                  $ 0.4389
         B Class                  $ 0.3619
         C Class                  $ 0.3626
         R Class                  $ 0.4130

73B.     Distributions per share for which record date passed during the period:

         Investor Class           $ 0.1226
         Institutional Class      $ 0.1226
         A Class                  $ 0.1226
         B Class                  $ 0.1226
         C Class                  $ 0.1226
         R Class                  $ 0.1226

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              78,321
         Institutional Class       28,644
         2. Number of shares outstanding of a second class of open-end company  shares (000's omitted)

         A Class                   38,300
         B Class                      782
         C Class                    7,968
         R Class                      418

77V.     1. Net asset value per share (to nearest cent)
         Investor Class            $10.29
         Institutional Class       $10.29
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                   $10.29
         B Class                   $10.29
         C Class                   $10.29
         R Class                   $10.29

For the period ending 03/31/2009
Series 4

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class              4,368
         Institutional Class         2,467
        2. Dividends for a second
         class of open-end company shares (000's omitted)

        Advisor Class                690
        B Class                       76
        C Class                      133
        R Class                        2

73A.     Payments per share outstanding during the entire current period:
         1. Dividends from net investment income
          Investor Class           $0.4514
          Institutional Class      $0.4620
2.       Dividends for a second class of open-end company shares

         A Class                   $0.4382
         B Class                   $0.3985
         C Class                   $0.3987
         R Class                   $0.4251

74U.     1. Number of shares outstanding (000's omitted)
          Investor Class             15,038
          Institutional Class         8,346
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                    3,218
         B Class                      250
         C Class                      657
         R Class                       18

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $ 4.75
         Institutional Class         $ 4.75
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                   $ 4.75
         B Class                   $ 4.75
         C Class                   $ 4.75
         R Class                   $ 4.75

For the period ending 03/31/2009
Series 5

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class              908
         Institutional Class          20
        2. Dividends for a second
         class of open-end company shares (000's omitted)

         A Class                     2,603
         B Class                        95
         C Class                       638
         R Class                        12

72EE.   Total capital gains distributions for which record date passed during the period
         Investor Class                24
         Institutional Class            1
         A Class                       70
  B Class                        3
         C Class                       17
         R Class                       -

73A.     Payments per share outstanding during the entire current period:
         1. Dividends from net investment income
          Investor Class           $0.2982
          Institutional Class      $0.3060
2.       Dividends for a second class of open-end company shares
         A Class                   $0.2883
         B Class                   $0.2591
         C Class                   $0.2591
         R Class                   $0.2786

73B.     Capital gains per share for which record date passed during the period:

  Investor Class             $0.0070
         Institutional Class        $0.0070
         A Class                    $0.0070
         B Class                    $0.0070
         C Class                    $0.0070
         R Class                    $0.0070

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             3,964
         Institutional Class          254
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                   11,422
         B Class                      485
         C Class                    3,439
         R Class                      106

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $9.86
         Institutional Class         $9.90
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                     $9.81
         B Class                     $9.75
         C Class                     $9.75
         R Class                    $10.03

For the period ending 03/31/2009
Series 6

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class                 54
         Institutional Class         1,531
        2. Dividends for a second
         class of open-end company shares (000's omitted)

         A Class                       1,944
         B Class                         196
         C Class                           8
         R Class                           1

73A.     Payments per share outstanding during the entire current period:
         1. Dividends from net investment income
          Investor Class           $0.3819
          Institutional Class      $0.3988
2.       Dividends for a second class of open-end company shares
         A Class                   $0.3608
         B Class                   $0.2973
         C Class                   $0.2976
         R Class                   $0.3398

74U.     1. Number of shares outstanding (000's omitted)
           Investor Class           -
           Institutional Class      -
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                    -
         B Class                    -
         C Class                    -
         R Class                    -

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $ -
         Institutional Class         $ -
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $ -
         B Class                    $ -
         C Class                    $ -
         R Class                    $ -

For the period ending 03/31/2009
Series 7

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class                 160
         Institutional Class          9,065
        2. Dividends for a second
         class of open-end company shares (000's omitted)

         A Class                        866
         B Class                        109
         C Class                          6
         R Class                          2

73A.     Payments per share outstanding during the entire current period:
         1. Dividends from net investment income
          Investor Class           $0.4477
             Institutional Class      $0.4581
2.       Dividends for a second class of open-end company shares
         A Class                   $0.4353
         B Class                   $0.3947
         C Class                   $0.3951
         R Class                   $0.4213

74U.     1. Number of shares outstanding (000's omitted)
            Investor Class                     -
            Institutional Class                -
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                     -
         B Class                       -
         C Class                        -
         R Class                        -

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $-
         Institutional Class         $-
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $-
         B Class                    $-
         C Class                    $-
         R Class                    $-

For the period ending 03/31/2009
Series 9

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class                 279
         Institutional Class            237
        2. Dividends for a second
         class of open-end company shares (000's omitted)

         A Class                        543
         B Class                        178
         C Class                        276
         R Class                        197

72EE.     1. Total capital gains for which record date passed during the period
          Investor Class            93
          Institutional Class      103
         2. Dividends for a second class of open-end company shares

            A Class                335
            B Class                103
            C Class                167
            R Class                102

73A.     Payments per share outstanding during the entire current period:
         1. Dividends from net investment income
         Investor Class            $0.5010
         Institutional Class       $0.5212

2. Dividends for a second class of open-end company shares (000's omitted)

         A Class                   $0.4759
         B Class                   $0.4003
         C Class                   $0.4001
         R Class                   $0.4507

73B.     Capital gains per share for which record date passed during the period:

          Investor Class             $0.2240
          Institutional Class        $0.2240
          A Class                    $0.2240
          B Class                    $0.2240
          C Class                    $0.2240
          R Class                    $0.2240

74U.     1. Number of shares outstanding (000's omitted)
          Investor Class                750
          Institutional Class           477
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                    2,568
         B Class                      191
         C Class                    1,001
         R Class                      268

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $10.07
         Institutional Class         $10.07
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $10.07
         B Class                    $10.07
         C Class                    $10.07
         R Class                    $10.07

For the period ending 03/31/2009
Series 10

72DD.    1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class                  169
         Institutional Class             55
        2. Dividends for a second
         class of open-end company shares (000's omitted)

         A Class                        660
         B Class                         36
         C Class                         101
         R Class                         39

72EE.    Total capital gains distributions for which record date passed during the period
         Investor Class                56
         Institutional Class           14
         A Class                       280
  B Class                       4
         C Class                       36
         R Class                       6

73A.     Payments per share outstanding during the entire current period:
         1. Dividends from net investment income
          Investor Class           $0.3516
          Institutional Class      $0.3717
2.      Dividends for a second class of open-end company shares
         A Class                   $0.3261
         B Class                   $0.2497
         C Class                   $0.2497
         R Class                   $0.3008

73B.     Capital gains per share for which record date passed during the period:

          Investor Class             $0.0750
          Institutional Class        $0.0750
          A Class                    $0.0750
   B Class                    $0.0750
   C Class                    $0.0750
   R Class                    $0.0750

74U.     1. Number of shares outstanding (000's omitted)
           Investor Class                1,373
           Institutional Class           8
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                    5,976
         B Class                      105
         C Class                      979
         R Class                       6

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $10.26
         Institutional Class         $10.26
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $10.26
         B Class                    $10.26
         C Class                    $10.26
         R Class                    $10.26